Money Market Funds	Prospectus Supplement

UBS Select Preferred Funds, UBS Select Institutional Funds, UBS Select Investor Funds and UBS Select Capital Funds

Supplement to the Prospectuses referenced below

June 13, 2012

Dear Investor:

The purpose of this supplement is to inform you that, as a result of certain amendments to Commodity Futures Trading Commission (“CFTC”) regulations, the funds have determined to revise the language in each fund’s prospectus regarding the ability of a fund to suspend redemption privileges or postpone the date of payment beyond the next business day following a redemption request. This change should facilitate investment in the funds by entities subject to these CFTC regulations. The normal purchase/redemption and settlement process (described in the prospectus section captioned “Managing your fund account”) is not changing.

Accordingly, the language in each fund’s prospectus regarding the circumstances under which a fund may suspend redemptions or postpone payment is hereby deleted and replaced with the following:

Upon receipt of a proper redemption request submitted in a timely manner and otherwise in accordance with the redemption procedures set forth in this prospectus, each fund will redeem the requested shares and make a payment to you in satisfaction thereof no later than the business day following the redemption request (under normal circumstances, on the same day). Each fund may postpone and/or suspend redemption and payment beyond one business day only as follows: (1) for any period during which there is a non-routine closure of the Fedwire or applicable Federal Reserve Banks; (2) for any period (a) during which the New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (3) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the net asset value of shares of the fund; (4) for any period during which the US Securities and Exchange Commission (“SEC”) has, by rule or regulation, deemed that (a) trading shall be restricted or (b) an emergency exists; (5) for any period that the SEC may by order permit for your protection; or (6) for any period during which the fund, as part of a necessary liquidation of the fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws.

List of funds:
Fund Name	Date of Prospectus*
UBS Money Series—UBS Select Prime Institutional Fund,
UBS Select Treasury Institutional Fund,
UBS Select Tax-Free Institutional Fund,
UBS Select Prime Preferred Fund,
UBS Select Treasury Preferred Fund,
UBS Select Tax-Free Preferred Fund,
UBS Select Prime Investor Fund,
UBS Select Treasury Investor Fund and
UBS Select Tax-Free Investor Fund	August 28, 2011
UBS Money Series—UBS Select Prime Capital Fund, UBS Select Treasury Capital Fund and UBS Select Tax-Free Capital Fund	August 28, 2011, as revised April 13, 2012
  * As previously supplemented, if applicable.

ZS-559

PLEASE BE SURE TO RETAIN THIS INFORMATION FOR FUTURE REFERENCE.